UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8‑K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) January 8, 2018
TEMPUR SEALY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31922	33-1022198
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1000 Tempur Way
Lexington, Kentucky 40511
(Address of principal executive offices) (Zip Code)

(800) 878-8889
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
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Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On December 28, 2017, the Compensation Committee of the Board of Directors of Tempur Sealy International, Inc. (the "Company") approved amendments to equity award agreements with members of its senior management, including the following Executive Vice Presidents ("EVPs"): Rick Anderson, EVP and President, North America; Cliff Buster, EVP, Direct to Consumer, North America; David Montgomery, EVP and President, International; Bhaskar Rao, EVP and Chief Financial Officer; and Scott Vollet, EVP, Global Operations. The award agreements being amended are listed below (the "Award Agreements"):

Type of Award Agreement	Applicable EVPs
Restricted Stock Unit (“RSU”) Award Agreement, dated October 13, 2017	Rao
RSU Award Agreement, dated September 5, 2017	Buster
RSU Award Agreement, dated January 5, 2017	Anderson, Montgomery, Rao, Vollet
Matching Performance Restricted Stock Unit Award Agreement, dated between March 18, 2016 and June 10, 2016	Anderson, Rao, Vollet
Stock Option Agreement, dated February 27, 2015	Anderson, Montgomery, Rao, Vollet
RSU Award Agreement, dated February 11, 2016	Anderson, Montgomery, Rao, Vollet

The amendments to the Award Agreements provide the Compensation Committee of the Company's Board of Directors with additional discretion to determine whether all, part or none of the outstanding unvested equity awards should remain outstanding and continue to vest upon any “Retirement” (as defined in the amended Award Agreements) approved by the Committee as an “Approved Retirement.” These amendments to the Award Agreements are similar to the award agreement amendments entered into with Scott Thompson, the Company’s Chairman, President and Chief Executive Officer, described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 27, 2017. The foregoing summary of the Award Agreement amendments are qualified in their entirety by the text of the Award Agreement amendments, copies of which will be filed as exhibits to the Company's Annual Report on Form 10-K for its fiscal year ended December 31, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 9, 2018

Tempur Sealy International, Inc.

By:	/s/ Bhaskar Rao
Name:	Bhaskar Rao
Title:	Executive Vice President & Chief Financial Officer